     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1997

                                                    REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         AURORA BIOSCIENCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                          8731                         33-0669859
     (STATE OR JURISDICTION       (PRIMARY STANDARD INDUSTRIAL          I.R.S. EMPLOYER
      OF INCORPORATION OR         CLASSIFICATION CODE NUMBER)        IDENTIFICATION NUMBER
         ORGANIZATION)

                         11149 NORTH TORREY PINES ROAD
                           LA JOLLA, CALIFORNIA 92037
                                 (619) 452-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                TIMOTHY J. RINK
          CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         AURORA BIOSCIENCES CORPORATION
                         11149 NORTH TORREY PINES ROAD
                           LA JOLLA, CALIFORNIA 92037
                                 (619) 452-5000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

              THOMAS A. COLL, ESQ.                          JEFFREY S. MARCUS, ESQ.
             ERIC J. LOUMEAU, ESQ.                          TAMARA POWELL TATE, ESQ.
               COOLEY GODWARD LLP                           MORRISON & FOERSTER LLP
        4365 EXECUTIVE DRIVE, SUITE 1100                  1290 AVENUE OF THE AMERICAS
              SAN DIEGO, CA 92121                              NEW YORK, NY 10104
                 (619) 550-6000                                  (212) 468-8000

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] ________ (File No.
333-23407)

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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
====================================================================================================
                                                                       PROPOSED
                                                      PROPOSED         MAXIMUM
TITLE OF EACH CLASS                   AMOUNT          MAXIMUM         AGGREGATE        AMOUNT OF
OF SECURITIES TO BE                   TO BE        OFFERING PRICE      OFFERING       REGISTRATION
REGISTERED                        REGISTERED(1)     PER SHARE(2)       PRICE(2)           FEE
----------------------------------------------------------------------------------------------------
Common Stock, $.001 par value...     575,000           $10.00         $5,750,000         $1,743
====================================================================================================

(1) Includes 75,000 shares that the Underwriters have the option to purchase solely to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(a) under the Securities Act of 1933.
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
================================================================================

                         INCORPORATION BY REFERENCE OF
                           REGISTRATION STATEMENT ON
                         FORM S-1 (FILE NO. 333-23407)

     Aurora Biosciences Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-23407) declared effective on June 18, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission as exhibits thereto.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $1,743 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on June 19, 1997; that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on June 19, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, County of San Diego, State of California, on the 18th day of June, 1997.

                                          By:      /s/ TIMOTHY J. RINK
                                            ------------------------------------
                                            Timothy J. Rink
                                            President and Chief Executive
                                              Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                 TITLE                     DATE
---------------------------------------------   -----------------------------   ----------------

             /s/ TIMOTHY J. RINK                   Chairman of the Board,          June 18, 1997
---------------------------------------------   President and Chief Executive
     Timothy J. Rink, M.A., M.D., Sc.D.         Officer (Principal Executive
                                                          Officer)

                      *                          Senior Director of Finance        June 18, 1997
---------------------------------------------        and Administration
              Deborah J. Tower                    (Principal Financial and
                                                     Accounting Officer)
                      *                                   Director                 June 18, 1997
---------------------------------------------
          J. Gordon Foulkes, Ph.D.

                      *                                   Director                 June 18, 1997
---------------------------------------------
            James C. Blair, Ph.D.

                      *                                   Director                 June 18, 1997
---------------------------------------------
              Kevin J. Kinsella

                      *                                   Director                 June 18, 1997
---------------------------------------------
         Hugh Y. Rienhoff, Jr., M.D.

                      *                                   Director                 June 18, 1997
---------------------------------------------
                Lubert Stryer

                      *                                   Director                 June 18, 1997
---------------------------------------------
            Timothy J. Wollaeger

*By:        /s/ TIMOTHY J. RINK
---------------------------------------------
     Timothy J. Rink, M.A., M.D., Sc.D.
              Attorney-In-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                               DESCRIPTION OF DOCUMENT                            PAGE
-------     --------------------------------------------------------------------------  ----
   5.1      Opinion of Cooley Godward LLP. ...........................................
  23.1      Consent of Ernst & Young LLP, Independent Auditors. ......................
  23.2      Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1. .........
  23.3      Consent of Fish & Richardson P.C. ........................................

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